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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 3, 2006


                          MONTEREY GOURMET FOODS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   001-11777                  77-0227341
(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)            Identification No.)

                         ______________________________


                               1528 Moffett Street
                            Salinas, California 93905
               (Address of principal executive offices) (Zip Code)

                         ______________________________


       Registrant's telephone number, including area code: (831) 753-6262


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01.  Completion of Acquisition or Disposition of Assets.

On November 3, 2006, Monterey Gourmet Foods, Inc. ("the Company"), Casual Gourmet Foods, Inc. ("Casual"), and the shareholders of Casual ("Shareholders") completed the agreement entered into on September 29, 2006 (the "Amendment") to amend the Purchase Agreement dated January 11, 2005, pursuant to which the Company agreed to acquire all of the outstanding shares of Casual. . Prior to entry into the Amendment, the Company owned 70% of the outstanding shares of Casual. The Amendment accelerated the Company's purchase of the remaining 30% of Casual's outstanding shares and established a revised purchase price of $23,000.

         A copy of the Amendment was filed with the original Report on Form 8-K filed October 5, 2006 as Exhibit 2 and is incorporated here by reference.


Item 2.02.  Results of Operations and Financial Condition.

On November 7, 2006 the Company issued a press release regarding the Company's financial results for its third quarter ended September 30, 2006. The full text of the Company's press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this report and the attached Exhibit 99.1 are being furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed "filed" with the Securities and Exchange Commission for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01.  Financial Statements and Exhibits.

      Exhibit
        No.                       Description

       99.1       November 7, 2006 Press Release by Monterey Gourmet Foods, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MONTEREY PASTA COMPANY

Date: November 8, 2006                 By: /s/ SCOTT S. WHEELER
                                           -------------------------------------
                                           Scott S. Wheeler
                                           Chief Financial Officer



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